                                  EXHIBIT 10.4





                           AMENDMENT NOS. 3 AND 4 TO




                      THIRD AMENDED AND RESTATED REVOLVING




                 CREDIT TERM LOAN AND REIMBURSEMENT AGREEMENT

                          CONSOLIDATED AMENDMENT NO. 3
                TO THIRD AMENDED AND RESTATED REVOLVING CREDIT,
                     TERM LOAN AND REIMBURSEMENT AGREEMENT
                                      AND
                               SECURITY AGREEMENT

     THIS AMENDMENT NO. 3 TO THIRD AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND REIMBURSEMENT AGREEMENT (this "Amendment Agreement") is made and entered into as of the 29th day of November, 1995 among:

     NORTH AMERICAN BIOLOGICALS, INC., a Delaware corporation ("Borrower"); and

     NATIONSBANK OF FLORIDA, NATIONAL ASSOCIATION, a national banking association in its capacity as a lender (the "Lender") and as agent for the Lender (the "Agent");

                                  WITNESSETH:

     WHEREAS, the Borrower, the Lender and the Agent have entered into a Third Amended and Restated Revolving Credit, Term Loan and Reimbursement Agreement dated as of December 1, 1994, as amended hereby (the "Agreement") pursuant to which the Lender agreed to make a revolving credit loan and a term loan to the Borrower and to issue certain letters of credit on behalf of the Borrower (the "Loans");

     WHEREAS, the Borrower has requested that (i) the amount available under the Revolving Credit Facility be increased from $18,000,000 to $27,000,000, (ii) the existing Term Loan be prepaid by a portion of the increased amount of the Revolving Credit Facility, (iii) a New Term Loan be extended in the amount of $10,000,000, (iv) the Agent and the Lender consent to a merger of Univax Biologics, Inc. into the Borrower and (v) the Agreement be amended in the manner set forth herein and the Lender is willing to agree to such amendment;

     WHEREAS, the Loans have been secured by the Borrower's granting a security interest to the Agent in certain collateral pursuant to the Security Agreement, which the Borrower has agreed to amend in the manner set forth in this Amendment Agreement; and

     WHEREAS, the Loans have been guaranteed by Guarantors pursuant to certain Guaranties and the obligation of the Guarantors under such Guaranties have been secured by the granting to the Agent by certain Guarantors of a security interest in collateral pursuant to the Guarantor Security Agreement, which the Guarantors have agreed to amend in the manner set forth in this Amendment Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereto do hereby agree as follows:

     1. Definitions. Any capitalized terms used herein without definition shall have the meaning set forth in the Agreement. The term "Agreement" as used herein and in the Agreement and other Loan Documents shall mean the Agreement as hereby amended.

     2. Amendments. Subject to the terms and conditions set forth herein, the Agreement is hereby amended as follows:

     (a) the definition of Applicable Interest Addition is amended and restated as follows:

     "Applicable Interest Addition" means for each Floating Rate Loan or LIBOR Loan that percent per annum set forth below:

                                 Interest Addition

     REVOLVING LOAN                 TERM LOAN
- ------------------------     ------------------------
FLOATING                     FLOATING
RATE LOAN     LIBOR LOAN     RATE LOAN     LIBOR LOAN
- ---------     ----------     ---------     ----------
   1.50%         2.75%          1.50%         2.75%

     Beginning with the fiscal quarter ending on March 31, 1996, the Applicable Interest Addition shall be adjusted based on the Borrower's Consolidated Interest Coverage Ratio and its Consolidated Leverage Ratio as of the last day of each fiscal quarter (each such date, an "Effective Date") as follows:

                                                                                  INTEREST
                                   RATIOS                                         ADDITION
- ----------------------------------------------------------------------------  ----------------
                                                       CONSOLIDATED                   FLOATING
                CONSOLIDATED                             INTEREST             LIBOR     RATE
               LEVERAGE RATIO                         COVERAGE RATIO          LOAN      LOAN
- --------------------------------------------  ------------------------------  -----   --------
Less than 1.50 to 1.00                        Greater than or equal to 3.00   1.50 %       0%
                                              to 1.00
Greater than or equal to 1.50 to 1.00 but     Greater than or equal to 2.5    2.00 %     .75%
  less than 2.00 to 1.00                      to 1.00 but less than 3.0 to
                                              1.00
Greater than or equal to 2.00 to 1.00 but     Greater than or equal to 1.50   2.25 %    1.00%
  less than 3.00 to 1.00                      to 1.00 but less than 2.50 to
                                              1.00
Greater than or equal to 3.00 to 1.00 but     Greater than or equal to 1.00   2.50 %    1.25%
  less than 4.00 to 1.00                      to 1.00 but less than 1.50 to
                                              1.00

                                                                                  INTEREST
                                   RATIOS                                         ADDITION
- ----------------------------------------------------------------------------  ----------------
                                                       CONSOLIDATED                   FLOATING
                CONSOLIDATED                             INTEREST             LIBOR     RATE
               LEVERAGE RATIO                         COVERAGE RATIO          LOAN      LOAN
- --------------------------------------------  ------------------------------  -----   --------
Greater than or equal to 4.00 to 1.00 but     Greater than or equal to .65    2.75%      1.50%
less than or equal to 5.00 to 1.00            to 1.00 but less than 1.00 to
                                              1.00

     Such adjustments shall be effective as to any Loan as of the first day next following each date on which the Borrower delivers its Compliance Certificate in accordance with the terms of the Agreement.

     In the event that the calculation of the ratios stated above place the Borrower on separate tiers or levels for purposes of determining the Interest Addition, the tier resulting in the higher Interest Addition shall be used.

     (b) A new definition of "Maintenance Capital Expenditures" is added to
Section 1.01 as follows:

     "Maintenance Capital Expenditures" means any Capital Expenditure except Capital Expenditures in connection with the following: (i) renovation of plasma collection centers, (ii) acquisitions of plasma collection centers otherwise permitted by this Agreement, (iii) financial, inventory and donor management information systems and (iv) phases 1 and 2 of the Immunoglobulin Facility.

     (c) A definition of "Consolidated EBIT" is added to Section 1.01 as follows:

     "Consolidated EBIT" means, with respect to the Borrower and its Subsidiaries for any period of computation thereof, the sum of, without duplication, (i) Consolidated Net Income, plus (ii) Consolidated Interest Expense accrued during such period, plus (iii) taxes on income accrued during such period, all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

     (d) The definition of "Consolidated Fixed Charge Ratio" is amended and restated as follows:

     "Consolidated Fixed Charge Ratio" means, with respect to the Borrower and its Subsidiaries, the ratio of (i) Consolidated EBITDA plus Lease Expense accrued during the applicable period minus Maintenance Capital Expenditures to
(ii) Consolidated Fixed Charges calculated (x) on a cumulative basis from January 1, 1996 for each quarter through September 30, 1996 and (y) thereafter for the Four-Quarter Period ending on the date of determination thereof.

     (e) The definition of "Consolidated Interest Coverage Ratio" is amended and restated as follows:

     "Consolidated Interest Coverage Ratio" means, with respect to the Borrower and its Subsidiaries, the ratio of (a) Consolidated Net Income plus to the extent deducted in determining Consolidated Net Income (i) taxes based on income, and (ii) Consolidated Interest Expense to (b) Consolidated Interest Expense less Consolidated Imputed Interest; which ratio shall be calculated (i) for each fiscal quarter ending on March 31, 1996, June 30, 1996 and September 30, 1996 based on the annualized operations of the Borrower and its Subsidiaries for the period beginning January 1, 1996 and ending as of the end of each first, second and third quarter period, as the case may be, and (ii) after September 30, 1996 for the Four-Quarter Period ending on the date of computation.

     (f) The definition of "Consolidated Leverage Ratio" is amended and restated as follows:

     "Consolidated Leverage Ratio" means, with respect to the Borrower and its Subsidiaries, the ratio of Consolidated Funded Indebtedness plus Outstanding Letters of Credit to Consolidated EBITDA (i) for each fiscal quarter ending on March 31, 1996, June 30, 1996 and September 30, 1996 based on the annualized operations of the Borrower and its Subsidiaries for the period beginning January 1, 1996 and ending as of the end of each first, second and third quarter period, as the case may be, and (ii) after September 30, 1996 for the Four-Quarter Period ending on the date of computation.

     (g) The definition of "Consolidated Net Income" is amended and restated as follows:

     "Consolidated Net Income" means, for any period of computation thereof, the gross revenues from operations of the Borrower and its Subsidiaries less all operating and non-operating expenses of the Borrower and its Subsidiaries including taxes on income (excluding, however, up to $5 million of non-cash expense/charges associated with the amortization and/or writeoff of debt discount and/or intangible assets related to the issuance of warrants pursuant to the Junior Capital Facility), all determined on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis; but excluding as income: (i) net gains on the sale, conversion or other disposition of capital assets, (ii) net gains on the acquisition, retirement, sale or other disposition of capital stock and other securities of the Borrower or its Consolidated Subsidiaries, (iii) net gains on the collection of proceeds of life insurance policies, (iv) any write-up of any asset (excluding adjustments to Inventory in the normal course of business in order to reflect actual costs or capitalization of items that had been previously expensed), and (v) any other net gain or credit of an extraordinary nature as determined in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis;

     (h) A definition of "Consolidated R&D Expenses" is added to Section 1.01 as follows:

     "Consolidated R&D Expenses" means consolidated research and development expenses of the Borrower and its Subsidiaries all determined in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

     (i) A definition of "Junior Capital Facility" is added to Section 1.01 as follows:

     "Junior Capital Facility" means (a) the sale or exchange of equity securities, (b) the extension of credit to the Borrower and its Subsidiaries from a financial institution mutually acceptable to the Borrower and the Agent or (c) a combination of (a) and (b) above, all aggregating at least $20,000,000, which as to extensions of credit shall be subordinate to any extensions of credit under this Agreement on terms and conditions acceptable to the Agent and the Required Lender.

     (j) The definition of "Revolving Credit Notes" is amended by changing the date "July 27, 1995" to "November 29, 1995."

     (k) The definition of "Stated Termination Date" is amended by changing the date "January 1, 1998" to "December 31, 1998."

     (l) The definition of "Term Loan" is amended by changing the amount "$11,00,000" to "$10,000,000.".

     (m) The definition of "Term Loan Maturity Date" is amended and restated as follows:

     "Term Loan Maturity Date" means the earlier to occur of (i) the funding of at least $10,000,000 of the Junior Capital Facility and (ii) the close of business on February 15, 1996; provided that in the event that less than $10,000,000 of the Junior Capital Facility is funded prior to the close of business on February 15, 1996, the Borrower shall apply the proceeds of such partial funding to prepayment of the Term Loan on the date of receipt of such proceeds.

     (n) The definition of "Term Note" is amended by changing (i) the date "January 27, 1994" to "November 29, 1995" and (ii) the amount "$11,000,000" to "$10,000,000".

     (o) The definition of "Total Revolving Credit Commitment" is hereby amended and restated as follows:

     "Total Revolving Credit Commitment" means an amount equal to $27,000,000, as reduced from time to time in accordance with Section 2.09.

     (p) Section 2.02 is amended by changing (i) the term "Closing Date" to "November 29, 1995" and (ii) the amount "$11,000,000" to "$10,000,000."

     (q) Section 2.05(b) is amended and restated as follows:

     With respect to the Term Loan, the Borrower agrees to repay the principal in full on the Term Loan Maturity Date.

     (r) Sections 8.01 through 8.05 are hereby amended and restated as follows:

     8.01 Consolidated Tangible Net Worth. Permit, as at December 31, 1995, Consolidated Tangible Net Worth to be less than $33,000,000, such amount to be increased at the end of each fiscal quarter, beginning with the fiscal quarter ending March 31, 1996 by (i) 75% of Consolidated Net Income greater than zero for the immediately preceding fiscal quarter plus (ii) 100% of the proceeds (net of all expenses and underwriting discounts and commissions) received by the Borrower or any of its Subsidiaries from the sale or exchange of equity securities excluding (x) any purchase by the Borrower or any Subsidiary of any interest in a Subsidiary, (y) sales of securities resulting from the exercise of employee or director stock options and
(z) sales or exchanges of equity securities in connection with stock or asset acquisition not accounted for as a "pooling of interests."

     8.02 Consolidated Interest Coverage Ratio. Permit as at the quarter ending on the dates set forth below the Consolidated Interest Coverage Ratio to be less than the ratio set forth opposite such dates, respectively:

                     PERIOD                     RATIO
        ---------------------------------    ------------
        March 31, 1996                        .65 to 1.00
        June 30, 1996                         .80 to 1.00
        September 30, 1996                   1.15 to 1.00
        December 31, 1996                    1.40 to 1.00
        March 31, 1997                       1.50 to 1.00
        June 30, 1997                        1.50 to 1.00
        September 30, 1997                   1.75 to 1.00
        December 31, 1997                    2.00 to 1.00
        March 31, 1998                       2.25 to 1.00
        June 30, 1998                        2.25 to 1.00
        September 30, 1998                   2.50 to 1.00
        December 31, 1998                    2.50 to 1.00

     8.03 Consolidated Fixed Charge Ratio. Permit as at the quarters ending on the dates set forth below the Consolidated Fixed Charge Coverage Ratio to be less than the ratio set forth opposite such date, respectively.

                     PERIOD                     RATIO
        ---------------------------------    ------------
        March 31, 1996                        .00 to 1.00
        June 30, 1996                         .75 to 1.00
        September 30, 1996                    .90 to 1.00
        December 31, 1996                    1.15 to 1.00
        March 31, 1997                       1.00 to 1.00
        June 30, 1997                        1.10 to 1.00
        September 30, 1997                   1.15 to 1.00
        December 31, 1997                    1.20 to 1.00
        March 31, 1998                       1.25 to 1.00
        June 30, 1998                        1.50 to 1.00
        September 30, 1998                   1.75 to 1.00
        December 31, 1998                    2.00 to 1.00

     8.04 Consolidated Leverage Ratio. Permit as at the quarters ending on the dates set forth below the Consolidated Leverage Ratio to be more than the ratios set forth opposite such date, respectively:

                     PERIOD                     RATIO
        ---------------------------------    ------------
        March 31, 1996                       5.00 to 1.00
        June 30, 1996                        4.75 to 1.00
        September 30, 1996                   4.50 to 1.00
        December 31, 1996                    4.25 to 1.00
        March 31, 1997                       4.00 to 1.00
        June 30, 1997                        4.00 to 1.00
        September 30, 1997                   3.50 to 1.00
        December 31, 1997                    3.50 to 1.00
        March 31, 1998                       3.00 to 1.00
        June 30, 1998                        3.00 to 1.00
        September 30, 1998                   2.50 to 1.00
        December 31, 1998                    2.50 to 1.00

     8.05 Consolidated Current Ratio. Permit as at the end of any fiscal quarter the Consolidated Current Ratio to be less than 1.75 to 1.00.

     (s) Section 8.06 is amended by adding a new subsection (g) to read as follows:

     "(g) Indebtedness as may be permitted in connection with the Junior Capital Facility."

     (t) Section 8.09(e) is amended and restated as follows:

     "(e) loans and advances to (A) officers and stockholders of the Borrower or the Guarantors in an aggregate amount at any time not to exceed $750,000 and (B) Guarantors in an aggregate amount at any time not to exceed 25% of Consolidated Stockholders Equity provided that such loans and advances shall not exceed (i) in the case of any single Guarantor, 15% of Consolidated Stockholders Equity."

     (u) Sections 8.17 through 8.19 are hereby added to the end of Article VIII as follows:

     8.17 Minimum Quarterly Consolidated EBIT. Permit, on a noncumulative basis, Consolidated EBIT at the end of any fiscal quarter ending on the dates set forth below to be less than the amount for such quarter as shown below, respectively:

 QUARTER ENDING ON     MINIMUM AMOUNT
- -------------------    --------------
March 31, 1996           $  750,000
June 30, 1996             1,300,000
September 30, 1996        2,400,000
December 31, 1996         2,900,000
March 31, 1997            4,600,000
June 30, 1997             4,600,000
September 30, 1997        4,600,000
December 31, 1997         4,600,000
March 31, 1998            8,000,000
June 30, 1998             8,000,000
September 30, 1998        8,000,000
December 31, 1998         8,000,000

     8.18 Maximum Quarterly Consolidated R&D Expenses. Permit Consolidated R&D Expenses to be greater than the amounts shown below (i) on a cumulative basis for the period beginning January 1, 1996 and ending on:

       DATE            MAXIMUM AMOUNT
- -------------------    --------------
March 31, 1996          $  7,400,000
June 30, 1996             14,700,000
September 30, 1996        20,900,000
December 31, 1996         25,600,000

     (ii) on a cumulative basis for the period beginning January 1, 1997 and ending on:

       DATE            MAXIMUM AMOUNT
- -------------------    --------------
March 31, 1997          $  5,500,000
June 30, 1997             11,100,000
September 30, 1997        16,600,000
December 31, 1997         21,100,000

     (iii) on a cumulative basis beginning January 1, 1998 and ending on:

       DATE            MAXIMUM AMOUNT
- -------------------    --------------
March 31, 1998          $  6,800,000
June 30, 1998             13,600,000
September 30, 1998        20,500,000
December 31, 1998         26,100,000

     8.19 Maximum Capital Expenditures. Permit Capital Expenditures to be greater than the amounts shown below:

     (i) on a cumulative basis beginning January 1, 1996 and ending on:

       DATE            MAXIMUM AMOUNT
- -------------------    --------------
March 31, 1996          $ 13,000,000
June 30, 1996             20,300,000
September 30, 1996        25,700,000
December 31, 1996         29,000,000

     (ii) on a cumulative basis beginning January 1, 1997 and ending on:

       DATE            MAXIMUM AMOUNT
- -------------------    --------------
March 31, 1997          $  5,900,000
June 30, 1997             11,800,000
September 30, 1997        17,700,000
December 31, 1997         22,600,000

     (iii) on a cumulative basis beginning January 1, 1998 and ending on:

       DATE            MAXIMUM AMOUNT
- -------------------    --------------
March 31, 1998          $  6,100,000
June 30, 1998             12,200,000
September 30, 1998        18,300,000
December 31, 1998         23,100,000

     (v) EXHIBIT B is hereby amended and restated in its entirety as set forth in the attached EXHIBIT B-1.

     3. Substitute Notes. Simultaneously with the execution of this Agreement the Borrower shall cause to be executed and delivered to the Lender (i) a new Revolving Credit Note in the amount of the Total Revolving Credit Commitment which new Revolving Credit Note shall be delivered in substitution for the Revolving Credit Note issued to the Lender on July 27, 1995 and (ii) a New Term
Note in the amount of the

Term Note Commitment which New Term Note shall be delivered in replacement of the Term Note issued to the Lender on January 27, 1994.

     4. Guarantors. Each of the Guarantors have joined in this Agreement for the purpose not only of consenting hereto, but also for the purpose of acknowledging and agreeing that the obligations guaranteed by each of the Guarantors shall include the additional amounts made available to the Borrower under the terms of this Agreement.

     5. Consent to Merger. The Agent and the Lender hereby consent to the Borrower's merger with Univax Biologics, Inc. as described in the Form S-4 Registration Statement Registration filed with the Securities and Exchange Commission and declared effective on October 26, 1995 (the "Registration Statement").

     6. Security Agreements. The Borrower and the Agent agree that the Security Agreement, as defined in the Agreement, is hereby amended in order to provide that the additional indebtedness arising under the Agreement evidenced by each of (i) the Revolving Credit Note, dated as of November 29, 1995, in the principal amount of $27,000,000 and (ii) the Term Note, dated as of November 29, 1995, in the principal amount of $10,000,000 is secured by the collateral described in the Security Agreement.

     The Agent and each of the Guarantors, which is a party to a Security Agreement in favor of the Agent ("Guarantor Security Agreements"), agree that such Guarantor Security Agreements are hereby amended to provide that the collateral described in the Guarantor Security Agreements shall secure the payment of all obligations guaranteed by the respective Guarantors, including the additional amounts which may be loaned to the Borrower under this Agreement.

     7. Representations and Warranties. In order to induce the Agent and the Lender to enter into this Agreement, the Borrower represents and warrants to the Agent and the Lender as follows:

     (a) Except as disclosed in the Registration Statement, the representations and warranties made by Borrower in Article VI of the Agreement are true in all material respects on and as of the date hereof;

     (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, since the date of the most recent financial reports of the Borrower received by the Agent and the Lender under Section 6.01(f) of the Agreement, other than changes in the ordinary course of business;

     (c) The business and properties of the Borrower and its Subsidiaries, taken as a whole, are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by the Agent and the Lender under
Section 6.01(f) of the Agreement, have not been adversely affected in any substantial way as the result of any fire,explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

     (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constituted a Default or an Event of Default on the part of the Borrower under the Agreement either immediately or with the lapse of time or the giving of notice, or both.

     8. Further Agreements; Conditions to Funding of Term Loan. The Borrower shall deliver, or cause to be delivered to the Agent, the following:

     (i) Resolutions of the Board of Directors of Borrower and each Subsidiary with respect to the approval of this Amendment Agreement and the transactions contemplated hereby;

     (ii) a substitute Revolving Credit Note in the form of Exhibit F to the Agreement with appropriate insertions of amount, date and payee;

     (iii) a substitute Term Note in the form of Exhibit G to the Agreement with appropriate insertions of amount, date and payee;

     (iv) a certificate of the Secretary or Assistant Secretary of the Borrower as to Charter, Bylaws, Resolutions and incumbency of officers executing this Amendment Agreement and the Revolving Credit Note;

     (v) such other instruments and documents as the Agent may reasonably request;

     (vi) receipt by the Agent and the Lender of all fees payable to the Agent and the Lender;

     (vii) a commitment letter from a financial institution acceptable to the Agent which provides for the extension of the Junior Capital Facility (the Agent hereby acknowledges that NationsBanc Capital Markets, Inc. is acceptable to the Agent);

     (viii) an opinion of counsel to the Borrower with respect to the authorization, execution, binding effect and enforceability of this Amendment and the substitute notes against the Borrower substantially consistent as to form and scope with the Borrower's counsel previously delivered in connection with the execution and delivery of the Agreement; and

     (ix) an as-built appraisal with respect to the Immunoglobulin Facility from a qualified appraiser reasonably acceptable to the Agent.

     With respect to items (i), (iv) and (viii) above, the Borrower shall deliver these items on or before December 13, 1995. With respect to item (ix) above, the Borrower shall deliver such item on or before January 15, 1996. Failure to so deliver these items shall constitute an Event of Default under the Agreement.

     As a condition to the funding of the Term Loan, the Borrower shall have executed the definitive agreements contemplated by the Junior Capital Facility.

     9 Miscellaneous.

     (a) All instruments and documents incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory in form and substance to the Agent and its counsel.

     (b) This Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any preceding or succeeding breach thereof.

     (c) Except as hereby specifically amended, modified or supplemented, the terms of the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

                           [Signature page follows.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                                 BORROWER:
WITNESS:                                         NORTH AMERICAN BIOLOGICALS, INC.
        /s/                                      By: /s/ Alfred J. Fernandez
        /s/                                      Name: Alfred J. Fernandez
                                                 Title: V.P., Finance and CFO

                                                 GUARANTORS:

WITNESS:                                         PREMIER BIORESOURCES, INC.
        /s/                                      By: /s/ Alfred J. Fernandez
        /s/                                      Name: Alfred J. Fernandez
                                                 Title: President and Treasurer

WITNESS:                                         NBI FOREIGN SALES, LTD.
        /s/                                      By: /s/ Alfred J. Fernandez
        /s/                                      Name: Alfred J. Fernandez
                                                 Title: President and CEO

WITNESS:                                         BIOMUNE CORPORATION
        /s/                                      By: /s/ Alfred J. Fernandez
        /s/                                      Name: Alfred J. Fernandez
                                                 Title: Treasurer

WITNESS:                                         BIOPLAS GmbH
        /s/                                      By: /s/ Alfred J. Fernandez
        /s/                                      Name: Alfred J. Fernandez
                                                 Title: Managing Director

WITNESS:                                         NABI FINANCE, INC.
        /s/                                      By: /s/ Alfred J. Fernandez
        /s/                                      Name: Alfred J. Fernandez
                                                 Title: President

WITNESS:                                         NABITECH, INC.
        /s/                                      By: /s/ Alfred J. Fernandez
        /s/                                      Name: Alfred J. Fernandez
                                                 Title: VP and Assistant Secretary

WITNESS:                                         N.A.B.I. BIOMEDICAL GmbH
        /s/                                      By: /s/ Alfred J. Fernandez
        /s/                                      Name: Alfred J. Fernandez
                                                 Title: Managing Director

WITNESS:                                         NORTH AMERICAN BIOLOGICALS GmbH
        /s/                                      By: /s/ Alfred J. Fernandez
        /s/                                      Name: Alfred J. Fernandez
                                                 Title: Managing Director

                                                 LENDER:

WITNESS:                                         NATIONS BANK OF FLORIDA, NATIONAL ASSOCIATION
        /s/                                      By: /s/ Allison Freeland
        /s/                                      Name: Allison Freeland
                                                 Title: Vice President

                                                 AGENT:

WITNESS:                                         NATIONS BANK OF FLORIDA, NATIONAL ASSOCIATION
        /s/                                      By: /s/ Allison Freeland
        /s/                                      Name: Allison Freeland
                                                 Title: Vice President

                                  EXHIBIT B-1

                       APPLICABLE COMMITMENT PERCENTAGES

                                 REVOLVING LOAN

                                                                     COMMITMENT
                                                         DIRECT      (INCLUDING    APPLICABLE
                                          TERM LOAN      PAY LC      SWING LINE    COMMITMENT
                LENDER                   COMMITMENT    COMMITMENT      LOANS)      PERCENTAGE
- ---------------------------------------  -----------   -----------   -----------   ----------
NationsBank of Florida, N.A.             $10,000,000   $18,175,000   $27,000,000       100%

                                AMENDMENT NO. 4
                TO THIRD AMENDED AND RESTATED REVOLVING CREDIT,
                     TERM LOAN AND REIMBURSEMENT AGREEMENT

     THIS AMENDMENT NO. 4 TO THIRD AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND REIMBURSEMENT AGREEMENT (this "Amendment Agreement") is made and entered into as of the 20th day of December, 1995 among:

     NORTH AMERICAN BIOLOGICALS, INC., a Delaware corporation ("Borrower"); and

     NATIONSBANK OF FLORIDA, NATIONAL ASSOCIATION, a national banking association in its capacity as a lender (the "Lender") and as agent for the Lender (the "Agent");

                                  WITNESSETH:

     WHEREAS, the Borrower, the Lender and the Agent have entered into a Third Amended and Restated Revolving Credit, Term Loan and Reimbursement Agreement dated as of December 1, 1994, as amended hereby (the "Agreement") pursuant to which the Lender agreed to make a revolving credit loan and a term loan to the Borrower and to issue certain letters of credit on behalf of the Borrower (the "Loans");

     WHEREAS, the Borrower, the Lender and the Agent have agreed to further amend the Agreement in the manner set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereto do hereby agree as follows:

     1. Definitions. Any capitalized terms used herein without definition shall have the meaning set forth in the Agreement. The term "Agreement" as used herein and in the Agreement and other Loan Documents shall mean the Agreement as hereby amended.

     2. Amendments. Subject to the terms and conditions set forth herein, the Agreement is hereby amended as follows:

     (a) Section 8.12 of the Agreement is amended and restated as follows:

     8.12. Change in Control. Cause, suffer or permit any of the following events: (a) the liquidation or dissolution of, or sale of all or substantially all of the assets of, the Borrower; (b) the acquisition by any "Person" or related group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision to either of the foregoing, including any "group" acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act) in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision), of Common Stock representing more than 35% of the total voting power entitled to vote in the election of the Board of Directors of the Borrower or such other Person surviving the transaction; or (c) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Borrower was approved by a vote of 66 2/3% of the directors of the Borrower then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Borrower then in office.

     3. Guarantors. Each of the Guarantors have joined in this Agreement for the purpose of consenting hereto.

     4. Miscellaneous.

     (a) All instruments and documents incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory in form and substance to the Agent and its counsel.

     (b) This Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any preceding or succeeding breach thereof.

     (c) Except as hereby specifically amended, modified or supplemented, the terms of the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

IN WITNESS WHEROF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                                 BORROWER:

WITNESS:                                         NORTH AMERICAN BIOLOGICALS, INC.
        /s/                                      By: /s/ Alfred J. Fernandez
        /s/                                      Name: Alfred J. Fernandez
                                                 Title: Senior Vice President & CFO

                                                 GUARANTORS:

WITNESS:                                         PREMIER BIORESOURCES, INC.
        /s/                                      By: /s/ Alfred J. Fernandez
        /s/                                      Name: Alfred J. Fernandez
                                                 Title: Senior Vice President & CFO

WITNESS:                                         NBI FOREIGN SALES, LTD.
        /s/                                      By: /s/ Alfred J. Fernandez
        /s/                                      Name: Alfred J. Fernandez
                                                 Title: Senior Vice President & CFO

WITNESS:                                         BIOMUNE CORPORATION
        /s/                                      By: /s/ Alfred J. Fernandez
        /s/                                      Name: Alfred J. Fernandez
                                                 Title: Senior Vice President & CFO

WITNESS:                                         BIOPLAS GmbH
        /s/                                      By: /s/ Alfred J. Fernandez
        /s/                                      Name: Alfred J. Fernandez
                                                 Title: Senior Vice President & CFO

WITNESS:                                         NABI FINANCE, INC.
        /s/                                      By: /s/ Alfred J. Fernandez
        /s/                                      Name: Alfred J. Fernandez
                                                 Title: Senior Vice President & CFO

WITNESS:                                         NABITECH, INC.
        /s/                                      By: /s/ Alfred J. Fernandez
        /s/                                      Name: Alfred J. Fernandez
                                                 Title: Senior Vice President & CFO

WITNESS:                                         N.A.B.I. BIOMEDICAL GmbH
        /s/                                      By: /s/ Alfred J. Fernandez
        /s/                                      Name: Alfred J. Fernandez
                                                 Title: Senior Vice President & CFO

WITNESS:                                         NORTH AMERICAN BIOLOGICALS GmbH
        /s/                                      By: /s/ Alfred J. Fernandez
        /s/                                      Name: Alfred J. Fernandez
                                                 Title: Senior Vice President & CFO

                                                 LENDER:

WITNESS:                                         NATIONS BANK OF FLORIDA, NATIONAL ASSOCIATION
        /s/                                      By: /s/ Allison Freeland
        /s/                                      Name: Allison Freeland
                                                 Title: Vice President

                                                 AGENT:

WITNESS:                                         NATIONS BANK OF FLORIDA, NATIONAL ASSOCIATION
        /s/                                      By: /s/ Allison Freeland
        /s/                                      Name: Allison Freeland
                                                 Title: Vice President